Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,377,500.00
Previously Paid Amount	2,525.17
Total Fee Amount	4,885.66
Total Offset Amount	0.00
Net Fee	$ 2,360.49